[EXHIBIT 23.1]

               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 30, 2001 included in the annual report of Bach-Hauser, Inc. on Form 10-KSB for the year ended December 31, 2000 and to the reference of our Firm as "Experts" in the Registration Statement.


                              /s/ Merdinger, Fruchter, Rosen & Corso, P.C.
                              ----------------------------------------------
                              MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                              CERTIFIED PUBLIC ACCOUNTANTS

New York, New York
May 10, 2002